                                                                    EXHIBIT 10.2


                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT


         This Amended and Restated Registration Rights Agreement (this "Agreement"), dated as of July 19, 2000, by and among Lamar Advertising Company, a Delaware corporation (the "Issuer"), AMFM Operating Inc. (f/k/a Chancellor Media Corporation of Los Angeles), a Delaware corporation ("AMFM Operating"), AMFM Holdings Inc. (f/k/a Chancellor Mezzanine Holdings Corporation), a Delaware corporation ("AMFM Holdings") and Clear Channel Communications, Inc., a Texas corporation ("Clear Channel").

                                  WITNESSETH:

         WHEREAS, the Issuer, AMFM Operating and AMFM Holdings are parties to that certain Registration Rights Agreement dated as of September 15, 1999 (the "Original Agreement");

         WHEREAS, AMFM Holdings has transferred to AMFM Operating all of the Issuer's Common Stock held by AMFM Holdings;

         WHEREAS, AMFM Inc., a Delaware corporation ("AMFM"), is the indirect parent company of AMFM Operating;

         WHEREAS, pursuant to a certain Agreement and Plan of Merger dated October 2, 1999 (the "Merger Agreement"), by and among Clear Channel, CCU Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Clear Channel ("Merger Sub"), and AMFM, Merger Sub will be merged with and into AMFM (the "Merger") and AMFM Operating will become a wholly-owned indirect subsidiary of Clear Channel;

         WHEREAS, the Issuer, AMFM Operating, AMFM Holdings and Clear Channel desire to amend and restate the Original Agreement in connection with and upon the consummation of the Merger, on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good, valuable and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         SECTION 1.1 DEFINITIONS. The following terms, as used herein, shall have the following respective meanings:

         "Affiliate" means, with respect to any Person, any Person who, directly or indirectly, controls, is controlled by or is under common control with that Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

         "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Texas and/or the State of Louisiana generally are authorized or required by law or other government actions to close.

         "Commission" means the Securities and Exchange Commission or any successor governmental body or agency.

         "Common Stock" means the Issuer's Class A Common Stock, par value $0.001 per share, and any capital stock into which such Common Stock thereafter may be changed.

         "Disadvantageous Condition" has the meaning ascribed thereto in Section 2.4.

         "Effectiveness Date" means the date on which the Commission declares the Shelf Registration Statement to be effective under the Securities Act, which date shall not occur prior to the consummation of the Merger.

         "Effectiveness Period" has the meaning ascribed thereto in Section 2.1.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Filing Date" has the meaning ascribed thereto in Section 2.1.

         "Holder" means (i) AMFM Operating, (ii) any Affiliate of AMFM Operating to whom Registrable Securities shall be transferred and who shall agree to be bound by the terms of this Agreement, and (iii) any successor to any such Person described in clauses (i) and (ii).

         "Majority Holders" means Holders owning Registrable Securities representing a majority of the Registrable Securities then owned by all of the Holders.

         "Person" or "person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

         "Prospectus" means the prospectus included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

         "Purchase Agreement" means the Second Amended and Restated Stock Purchase Agreement dated as of August 11, 1999 among Lamar Media Corp. (a wholly-owned subsidiary of the Issuer), AMFM Operating and AMFM Holdings.

         "Register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the


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Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis and the declaration or ordering of effectiveness of such registration statement or document by the Commission.

         "Registrable Securities" means, at any time, any shares of Common Stock issued by the Issuer to AMFM Operating and AMFM Holdings pursuant to the Purchase Agreement, and owned by the Holders (or any shares of stock or other securities of the Issuer into which or for which such Common Stock may hereafter be changed, converted or exchanged; any other shares or securities issued by the Issuer to the Holders of such Common Stock; or any such shares of stock or other securities of the Issuer into which or for which such shares are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, share exchange, merger, consolidation or similar transaction or event); provided, however, that Registrable Securities shall not include any shares of Common Stock (i) the sale of which has been registered pursuant to the Shelf Registration Statement and which shares have been sold pursuant to the Shelf Registration Statement or (ii) which have been sold pursuant to Rule 144 under the Securities Act.

         "Registration Expenses" means any and all expenses incident to performance of or compliance with any registration of securities pursuant to
Article 2, including, without limitation, (i) all registration and filing fees,
(ii) all fees and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" as such term is defined in Rule 2720(b)(15) of the NASD Conduct Rules, and of its counsel), as may be required by the rules and regulations of the NASD, (iii) reasonable fees and expenses of compliance with securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Securities), (iv) rating agency fees, (v) printing expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with the Depository Trust Company and of printing prospectuses or prospectus supplements if the printing of prospectuses or prospectus supplements is requested by a holder of Registrable Securities), (vi) messenger and delivery expenses, (vii) the fees and expenses incurred in connection with any listing of the Registrable Securities, (viii) reasonable fees and expenses of counsel for the Issuer and its independent certified public accountants (including the expenses for any required consents and opinions and of any special audit or "cold comfort" letters required by or incident to such performance) and (ix) out-of-pocket expenses of the Issuer incurred in connection with the participation of officers of the Issuer in any marketing activities contemplated by Section 2.6(j); provided, however, that in the event the Issuer registers securities pursuant to Article 2 on Form S-1, Registration Expenses shall not include the Issuer's costs of: (x) preparing and filing any post-effective amendments to such Form S-1 that the Issuer would not otherwise have had to prepare and file had the Issuer registered such securities on Form S-3, and (y) converting the Form S-1 registration statement to a Form S-3 registration statement pursuant to Section 2.9; provided, further, that Registration Expenses shall not include Issuer's internal administration expenses and general overhead incurred as a result of efforts by Issuer's employees in connection with any of the foregoing.

         "Registration Termination Date" means December 31, 2002.

         "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Seller Affiliates" has the meaning ascribed thereto in Section 2.8.

         "Selling Holder" means any Holder who sells Registrable Securities pursuant to the Shelf Registration Statement.

         "Shelf Registration Statement" has the meaning ascribed thereto in
Section 2.1, and includes the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

         "Stockholders Agreement" means the Stockholders Agreement dated as of September 15, 1999, by and among the Issuer, AMFM Operating, AMFM Holdings and The Reilly Family Limited Partnership, as amended by the First Amendment to Stockholders Agreement dated July 19, 2000, by and among the Issuer, AMFM Operating, AMFM Holdings, Clear Channel and The Reilly Family Limited Partnership.

         "Underwritten Offering" means any firmly underwritten offering in which all or part of the Registrable Securities or securities convertible into, exchangeable for, or exercisable for Registrable Securities are sold to an underwriter for reoffering pursuant to the Shelf Registration Statement.

         SECTION 1.2 INTERNAL REFERENCES. Unless the context indicates otherwise, references to Articles, Sections and paragraphs shall refer to the corresponding articles, sections and paragraphs in this Agreement, and references to the parties shall mean the parties to this Agreement.

                                   ARTICLE 2
                               REGISTRATION RIGHTS

         SECTION 2.1 SHELF REGISTRATION.

              (a) If the Issuer shall not have previously filed the Shelf Registration Statement pursuant to the Original Agreement, then within ten (10) Business Days after the effective date of this Agreement (the "Filing Date"), the Issuer shall prepare and file with the Commission a Registration Statement (the "Shelf Registration Statement") on Form S-3 (or if the Issuer is not then eligible to use Form S-3, then Form S-1) (or any successor forms thereto) which shall cover all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act. The Issuer (i) except as permitted by


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Section 3.1 of the Stockholders Agreement, shall not permit any securities other than the Registrable Securities to be included in the Shelf Registration Statement and (ii) shall use its best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and to keep the Shelf Registration Statement continuously effective under the Securities Act until the Registration Termination Date, or such earlier date when all Registrable Securities cease to be Registrable Securities for purposes of this Agreement (the "Effectiveness Period").

              (b) The Issuer shall (i) not later than three (3) Business Days prior to the filing of the Shelf Registration Statement or any related Prospectus or any amendment or supplement thereto, furnish to the Holders, their counsel and any managing underwriters, copies of all such documents proposed to be filed (but excluding for such purpose any documents incorporated by reference into the Shelf Registration Statement or the Prospectus), which documents will be subject to the review of such Holders, their counsel and such managing underwriters, and copies of all "comment letters" with respect to any such filed documents received by the Issuer from the Commission and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act. The Issuer shall not file the Shelf Registration Statement or any such Prospectus or any amendments or supplements thereto (but excluding for such purpose documents incorporated by reference therein) to which the Majority Holders, their counsel or any managing underwriters shall reasonably object, and will not request acceleration of the Shelf Registration Statement without prior notice to such counsel. The Issuer shall furnish the Holders and their counsel and any managing underwriters with copies of any documents incorporated by reference into the Shelf Registration Statement or the Prospectus promptly after filing any such document with the Commission. The sections of the Shelf Registration Statement covering information with respect to the Holders, the Holders' beneficial ownership of securities of the Issuer or the Holders' intended method of disposition of Registrable Securities shall conform to the written information provided to the Issuer by each of the Holders specifically for use therein. The provisions of this Section 2.1(b) shall be effective upon the execution hereof (notwithstanding anything contained in Section 3.13 to the contrary) and also shall be applicable to the Required Shelf Registration to be prepared and filed pursuant to Section 2.1 of the Original Agreement, if any.

         SECTION 2.2 UNDERWRITTEN OFFERING. Upon the election of the Majority Holders, one or more offerings of Registrable Securities pursuant to the Shelf Registration Statement may be effected in the form of an Underwritten Offering. In such event, the underwriters that will administer the offering will be selected by the Holders of a majority of the Registrable Securities included in such offering. No Holder (or the Issuer, as provided in Section 3.1 of the Stockholders Agreement) may participate in any Underwritten Offering hereunder unless such Holder (or the Issuer) (i) agrees to sell its Registrable Securities (or other securities) on the basis provided in any underwriting agreements approved by the Holders of a majority of the Registrable Securities included in such offering and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such arrangements.


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         SECTION 2.3 INCLUSION OF COMMON STOCK BY ISSUER. Except as provided in
Section 3.1 of the Stockholders Agreement, the Issuer shall not permit any securities other than the Registrable Securities to be included in the Shelf Registration Statement. If the Issuer elects to include additional shares of Common Stock in an Underwritten Offering pursuant to Section 3.1 of the Stockholders Agreement, then the Holders of the Registrable Securities to be offered in an Underwritten Offering may require that any such additional shares of Common Stock to be included by the Issuer in such offering be sold and issued on the same terms and conditions as the Registrable Securities that are included therein.

         SECTION 2.4 CERTAIN DELAY RIGHTS. If at any time while the Shelf Registration Statement is effective the Issuer provides written notice to each Holder that in the good faith and reasonable judgment of the Issuer's Board of Directors, it would be materially disadvantageous to the Issuer (because the sale of Registrable Securities covered by such registration statement or the disclosure of information therein or in any related prospectus or prospectus supplement would materially interfere with (i) any acquisition or other material third-party transaction in connection with which a registration of securities under the Securities Act for the Issuer's account is then intended or (ii) the public disclosure of which at the time would be materially prejudicial to the Issuer (a "Disadvantageous Condition")) for sales of Registrable Securities thereunder to then be permitted, and setting forth the general reasons for such judgment, the Issuer may refrain from maintaining current the Prospectus contained in the Shelf Registration Statement until such Disadvantageous Condition no longer exists (notice of which the Issuer shall deliver in writing to each Holder on the first date such Disadvantageous Condition no longer exists). With respect to each Holder, upon the receipt by such Holder of any such notice of a Disadvantageous Condition in connection with the Shelf Registration Statement, (x) such Holder shall forthwith discontinue use of the Prospectus under the Shelf Registration Statement and shall suspend sales of Registrable Securities until such Disadvantageous Condition no longer exists and
(y) if so directed by the Issuer by notice as aforesaid, such Holder will deliver to the Issuer all copies, other than permanent file copies then in such Holder's possession, of the Prospectus then covering such Registrable Securities at the time of receipt of such notice as aforesaid. Notwithstanding anything else contained in this Agreement, (X) neither the Filing Date nor the Effectiveness Date of the Shelf Registration Statement may be delayed pursuant to this Section 2.4 (Y) there shall be no suspension of sales of Registrable Securities pursuant to this Section 2.4 at any time during the sixty (60) day period commencing on the Effectiveness Date or at any time during the ninety
(90) day period preceding the Registration Termination Date, and (Z) the suspension of sales of Registrable Securities pursuant to this Section 2.4 shall not exceed a total of sixty (60) days in the aggregate in any twelve (12) month period.

         SECTION 2.5 EXPENSES. Except as provided herein, the Holders shall pay all Registration Expenses with respect to the Shelf Registration Statement and shall promptly reimburse the Issuer for any such expenses paid by the Issuer upon presentation of reasonably detailed invoices therefor, provided such registration statement becomes effective in accordance with the terms of this Agreement. Notwithstanding the foregoing, if the Issuer shall include in an Underwritten Offering additional shares of Common Stock for the account of the Issuer in accordance with Section 3.1 of the Stockholders Agreement, then (i) the Issuer shall pay (or reimburse the Holders, as applicable) a pro rata share of the Registration Expenses (based on the ratio that the number of additional shares of Common Stock actually sold for the Issuer's account bears to the aggregate number of shares actually sold in the Underwritten Offering), and (ii) the

Issuer shall be responsible for all underwriting discounts and commissions, selling or placement agent or broker fees and commissions, and transfer taxes, if any, in connection with any sale of securities by the Issuer.

         SECTION 2.6 REGISTRATION AND QUALIFICATION. If and whenever the Issuer is required to effect the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Issuer shall as promptly as practicable:

              (a) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to the Shelf Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Shelf Registration Statement effective, including any amendment or supplement with respect to an Underwritten Offering of Registrable Securities and including any amendment or supplement to reflect any transfer of Registrable Securities to any subsequent Holder (which will have the right to be named as a selling shareholder in the Shelf Registration Statement), at all times during the Effectiveness Period, and, during such period, comply with the provisions of the Securities Act applicable to the Issuer in order to permit the disposition by the Holders of all Registrable Securities;

              (b) furnish to the Holders of Registrable Securities and to any underwriter of such Registrable Securities (i) such number of conformed copies of the Shelf Registration Statement and of each such amendment and supplement thereto (in each case including financial statements and schedules, and all exhibits), (ii) such number of copies of the Prospectus included in the Shelf Registration Statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and (iii) such documents incorporated by reference in the Shelf Registration Statement or Prospectus as the Holders of Registrable Securities or such underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder or the sale of such securities by such underwriter (it being understood that, subject to Section 2.4 of this Agreement and the requirements of the Securities Act and applicable state securities laws, the Issuer consents to the use of the Prospectus and any amendment or supplement thereto by each Holder of Registrable Securities and any underwriter of such Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Shelf Registration Statement of which such Prospectus, amendment or supplement is a part);

              (c) in the case of any Underwritten Offering, furnish to each Selling Holder and any underwriter of Registrable Securities an opinion of counsel for the Issuer and "cold comfort" letters and updates thereof signed by the independent public accountants who have audited the Issuer's financial statements included in the Shelf Registration Statement, in each such case covering substantially such matters with respect to such registration statement (and the prospectus included therein) and the related offering as are customarily covered in opinions of issuer's counsel with respect thereto and in accountants' letters delivered to underwriters in underwritten public offerings of securities, together with any consents required in connection therewith;

              (d) promptly notify each Holder and each underwriter of Registrable Securities in writing (i) at any time when a prospectus relating to a registration pursuant to this Agreement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) of any request by the Commission or any other regulatory body having jurisdiction for any additional information or amendment or supplement to the Shelf Registration Statement or Prospectus, and in either such case, at the request of any Holder or underwriter, promptly prepare and furnish to each Holder and underwriter a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

              (e) cause all such Registrable Securities covered by such registration to be listed on the Nasdaq National Market, or if other than the Nasdaq National Market, on the principal securities exchange or automated interdealer quotation system on which the Common Stock is then listed or included for quotation;

              (f) cooperate with each Selling Holder and each underwriter participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

              (g) subject to Section 2.4 of this Agreement, timely file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act during the period when a prospectus is required to be delivered under the Securities Act;

              (h) subject to Section 2.4 of this Agreement, promptly prepare and file with the Commission any amendments or supplements to the Shelf Registration Statement or Prospectus which, in the opinion of the Issuer's counsel or the managing underwriter, are required in connection with the distribution of the Registrable Securities;

              (i) advise each Selling Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of the Shelf Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued;

              (j) use reasonable best efforts to assist the Holders in the marketing of the Registrable Securities in connection with any Underwritten Offering hereunder (including but not limited to using reasonable best efforts to have officers of the Issuer attend "road shows" and analyst or investor presentations scheduled in connection with such registration);

              (k) make generally available to its security holders as soon as practicable, but not later than ninety (90) days after the close of the period covered thereby, an earning statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve

(12) month period beginning not later than the first day of the Issuer's fiscal quarter next following the effective date of the Shelf Registration Statement;

              (l) to the extent applicable, use its reasonable best efforts to
(i) register and qualify the Registrable Securities under the securities or "blue sky" laws of such jurisdictions as any Holder may reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Effectiveness Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications and as may be necessary to maintain the effectiveness thereof at all times during the Effectiveness Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale by the Holders in such jurisdictions (provided that the Issuer shall not be required in connection therewith or as a condition thereto to qualify generally to do business or file a general consent to service of process in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.6(l));

              (m) cooperate with each Holder and the managing underwriters to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities sold pursuant to the Shelf Registration Statement or in a transaction pursuant to Rule 144 and enable such certificates to be in such denominations or amounts as any Holder and the managing underwriters may reasonably request and registered in such names as such Holder and the managing underwriters may reasonably request. The Issuer shall give appropriate instructions to the Issuer's transfer agent to cause the transfer agent to deliver certificates representing the Registrable Securities without any restrictive legends upon receipt of the Holder's certification that such Registrable Securities have been sold pursuant to the Shelf Registration Statement or in a transaction pursuant to Rule 144 and shall cause the Issuer's legal counsel to deliver to the transfer agent an opinion in customary form as required to remove such restrictive legends provided that such counsel may reasonably require such certifications from Holders; and

              (n) within two (2) Business Days after the Shelf Registration Statement is declared effective by the Commission, deliver, and shall cause the Issuer's legal counsel to deliver, to the transfer agent for such Registrable Securities, confirmation that the Shelf Registration Statement has been declared effective by the Commission.

         The Issuer may require each Selling Holder to furnish to the Issuer such information regarding the Selling Holder and the distribution of such Registrable Securities as the Issuer may from time to time reasonably request in writing and such other information as may be legally required in connection with such registration. Each Selling Holder also agrees to notify the Issuer of any event relating to the Selling Holder that occurs that would require the preparation of a supplement or amendment to the Prospectus so that the information furnished or required to be furnished by such Selling Holder that is contained in the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         In no event shall the Issuer be required to amend the Shelf Registration Statement filed after it has become effective or to amend or supplement the Prospectus to permit the continued disposition of shares of Common Stock owned by a Selling Holder registered under the Shelf Registration Statement at any time after the Effectiveness Period.

         Each Selling Holder agrees that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in paragraph (d)(i) above, the Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement until the Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (d) above, and, if so directed by the Issuer, the Selling Holder will deliver to the Issuer (at the Issuer's expense) all copies, other than permanent file copies then in the Selling Holder's possession, of the prospectus covering such Registrable Securities at the time of receipt of such notice.

         SECTION 2.7 UNDERWRITING; DUE DILIGENCE.

              (a) If requested by the underwriters for any Underwritten Offering of Registrable Securities pursuant to this Article 2, the Issuer shall enter into an underwriting agreement with such underwriters for such offering, which agreement will contain such representations and warranties by the Issuer and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, and confirm the same if and when requested in accordance with customary practice. If an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the Selling Holders and the underwriters than those set forth in Section 2.8 of this Agreement (or such other provisions and procedures acceptable to the managing underwriters and Holders of a majority of Registrable Securities participating in such Underwritten Offering).

              (b) In connection with the preparation and filing of the Shelf Registration Statement pursuant to this Article 2, the Issuer shall give the Holders of such Registrable Securities and the underwriters, if any, and their respective counsel and accountants, such reasonable and customary access to its books, records and properties and such opportunities to discuss the business and affairs of the Issuer with its officers and the independent public accounts who have certified the financial statements of the Issuer as shall be necessary, in the reasonable opinion of such Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act; provided that (i) each Holder and the underwriters and their respective counsel and accountants shall have entered into a confidentiality agreement reasonably acceptable to the Issuer and (ii) the Holders of such Registrable Securities and the underwriters and their respective counsel and accountants shall use their reasonable best efforts to minimize the disruption to the Issuer's business and coordinate any such investigation of the books, records and properties of the Issuer and any such discussions with the Issuer's officers and accountants so that all such investigations occur at the same time and all such discussions occur at the same time.

              (c) The Issuer shall be subject to the lock-up provisions contained in Section 3.2 of the Stockholders Agreement.

         SECTION 2.8 INDEMNIFICATION.

              (a) The Issuer agrees to indemnify and reimburse, to the fullest extent permitted by law, each Selling Holder, and each Selling Holder's employees, advisors, agents, representatives, partners, officers, and directors and each Person who controls the Selling Holder (within the meaning of the Securities Act or the Exchange Act) (collectively, the "Seller Affiliates"), and each underwriter, if any, and each person who controls each such underwriter (within the meaning of the Securities Act or the Exchange Act) against any and all losses, claims, damages, liabilities, and expenses, joint or several (including, without limitation, reasonable attorneys' fees and disbursements except as limited by Section 2.8(c) below) based upon, arising out of, related to or resulting from any untrue or allegedly untrue statement of a material fact contained in the Shelf Registration Statement, Prospectus, or preliminary prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as the same are made in reliance upon and in conformity with information furnished in writing to the Issuer by such Selling Holder or any Seller Affiliate specifically for use therein or arise from such Selling Holder's or any Seller Affiliate's failure to deliver a copy of the Shelf Registration Statement or Prospectus or any amendments or supplements thereto after the Issuer has furnished such Selling Holder or Seller Affiliate with a sufficient number of copies of the same. The reimbursements required by this Section 2.8(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

              (b) Each Selling Holder will jointly and severally indemnify the Issuer and its directors and officers and each of its employees, advisors, agents, representatives, partners, officers, and directors and each Person who controls the Issuer (within the meaning of the Securities Act or the Exchange
Act) against any and all losses, claims, damages, liabilities, and expenses (including, without limitation, reasonable attorneys' fees and disbursements except as limited by Section 2.8(c) below) resulting from: (i) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement, Prospectus, or any preliminary prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is contained in any information or affidavit so furnished in writing by a Selling Holder or any of its Seller Affiliates specifically for inclusion in the Shelf Registration Statement, Prospectus, preliminary prospectus, amendments or supplements; or (ii) a Selling Holder's or any Seller Affiliate's failure to deliver a copy of the Shelf Registration Statement or Prospectus or any amendments or supplements thereto after the Issuer has furnished the Selling Holder or Seller Affiliate with a sufficient number of copies of the same; provided, however, that such liability will be limited to the net amount received by the Selling Holders from the sale of Registrable Securities pursuant to the Shelf Registration Statement; provided, further, that the Selling Holders shall not be liable in any such case to the extent that, prior to the filing of the Shelf Registration Statement or Prospectus or amendment thereof or supplement thereto, the Selling Holders furnished in writing to the Issuer information expressly for use in such registration statement or prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Issuer.

              (c) Any Person entitled to indemnification hereunder will give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person except to the extent such failure prejudiced the indemnifying party) and permit such indemnifying party to assume the defense of such claim; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim or (iii) in the reasonable opinion of counsel to such indemnified party, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim. The indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld or delayed). The indemnifying party shall not settle or otherwise compromise the applicable claim unless (A) such settlement or compromise contains a full and unconditional release of the indemnified party or
(B) the indemnified party otherwise consents in writing. The indemnifying party will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between the indemnifying party and any indemnified party with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of one counsel for such indemnified party.

              (d) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 2.8(a) or Section 2.8(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, liabilities, or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in the losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.8(d) were determined by pro rata allocation (even if the Selling Holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 2.8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 2.8(c) above, defending any such action or claim. Notwithstanding the provisions of this Section 2.8(d), no Holder shall be required to contribute an amount greater than the dollar amount by which the net proceeds received by such Selling Holder with respect to the sale of any Registrable Securities exceeds the amount of damages which such Selling Holder has otherwise been required to pay by reason of such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Selling Holders' obligations in this Section 2.8(d) to contribute shall be joint and several in proportion to the amount of Registrable Securities registered by them.

                  If indemnification is available under this Section 2.8, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 2.8(a) and Section 2.8(b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 2.8(d) subject, in the case of the Holders, to the limited dollar amounts set forth in Section 2.8(b).

                  The indemnification and contribution provided for under this Agreement shall be in addition to any liability which any party may otherwise have to any other party and shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and will survive the transfer of the Common Stock and the termination of this Agreement.

         SECTION 2.9 FORM S-3 ELIGIBILITY; CONVERSION. In the event that the Shelf Registration Statement is filed on Form S-1 because the Issuer does not, at the time of such registration, meet the registrant eligibility and transaction requirements for the use of Form S-3 (for secondary offerings), the Issuer shall convert such Form S-1 to a Form S-3 immediately upon its satisfaction of the registrant eligibility and transaction requirements for the use of Form S-3. Upon such conversion, the Issuer shall file all reports required to be filed by the Company with the Commission in a timely manner so as to maintain such eligibility for the use of Form S-3.

         SECTION 2.10 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Issuer agrees to use its reasonable best efforts to:

              (a) make and keep public information regarding the Issuer available as those terms are understood and defined in Rule 144 under the Securities Act;

              (b) file with the Commission in a timely manner all reports and other documents required of the Issuer under the Securities Act and the Exchange Act; and

              (c) furnish to any Holder forthwith upon written request a written statement by the Issuer as to its compliance with the reporting provisions contained in Rule 144(c) under the Securities Act, a copy of the most recent annual or quarterly report of the Issuer, and such other reports and documents so filed as any Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any of the Registrable Securities without registration.

         The Issuer shall give appropriate instructions to the Issuer's transfer agent to cause the transfer agent to deliver certificates representing the Registrable Securities without any restrictive legends upon receipt of the Holder's certification that such Registrable Securities have been sold pursuant to Rule 144 under the Securities Act. Each Holder shall cause its legal counsel to deliver to the transfer agent for the Registrable Securities an opinion in customary form as may be required to remove such restrictive legends following a sale pursuant to Rule 144.

                                   ARTICLE 3
                                 MISCELLANEOUS

         SECTION 3.1 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and upon the effectiveness of this Agreement in accordance with Section 3.13, this Agreement shall supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, including, without limitation, the Original Agreement and the letter agreement dated as of June 1, 2000 among the Issuer, AMFM and Clear Channel.

         SECTION 3.2 SUCCESSORS AND ASSIGNS. The provisions of this Agreement are not assignable to any Person other than another Holder. Whether or not an express assignment has been made, provisions of this Agreement that are for the Holders' benefit as the Holders of any Common Stock are, except as otherwise expressly provided herein, also for the benefit of, and enforceable by, all subsequent Holders of such Common Stock, except as otherwise expressly provided herein. This Agreement shall be binding upon the Issuer, each Holder, and, except as otherwise expressly provided herein, their respective heirs, devisees, successors and permitted assigns.

         SECTION 3.3 AMENDMENTS, WAIVERS, ETC. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the Issuer and Holders representing a majority of the Registrable Securities then held by all Holders.

         SECTION 3.4 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if given) by hand delivery or telecopy, or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the address or telecopy number set forth on the signature pages hereto (unless such contact information in the case of the Holders is updated by written notice from the affected Holder to the Issuer).

         SECTION 3.5 REMEDIES. The Issuer recognizes and agrees that the Holders of Registrable Securities shall not have an adequate remedy at law if the Issuer fails to comply with the provisions of this Agreement, and that damages will not be readily ascertainable, and the Issuer expressly agrees that in the event of such failure any Holder of Registrable Securities shall be entitled to seek specific performance of the Issuer's obligations hereunder.

         SECTION 3.6 SEVERABILITY. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

         SECTION 3.7 NO WAIVER. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

         SECTION 3.8 NO THIRD PARTY BENEFICIARIES. Except as expressly provided in Sections 2.8 and 3.2, this Agreement is not intended to be for the benefit of, and shall not be enforceable by, any Person who or which is not a party hereto; provided, that, this Agreement is also intended to be for the benefit of and is enforceable by each Holder.

         SECTION 3.9 SEVERAL OBLIGATIONS. Except as set forth in Section 2.8, the obligations of the Holders herein are several and not joint. No Holder shall be responsible for the performance or failure on the part of any other Holder to perform its obligations.

         SECTION 3.10 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

         SECTION 3.11 DESCRIPTIVE HEADINGS. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

         SECTION 3.12 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement.

         SECTION 3.13 EFFECTIVE DATE; CONSUMMATION OF MERGER. The terms and conditions of this Agreement shall become effective and enforceable only upon the consummation of the Merger. In the event that the Merger has not been consummated on or before March 31, 2001, or if the Merger Agreement is terminated prior to March 31, 2001 then, unless the parties hereto mutually agree to an extension hereof, this Agreement shall be null and void and the Original Agreement shall continue in accordance with its terms as if this Agreement had not been executed and delivered.

         SECTION 3.14 GUARANTY BY CLEAR CHANNEL. Clear Channel agrees to guaranty the performance of all obligations of the Holders and the Selling Holders hereunder.

         IN WITNESS WHEREOF, the Issuer and the Holders have caused this Agreement to be duly executed as of the day and year first above written.

                                     ISSUER:

                                     LAMAR ADVERTISING COMPANY


                                     By:  /s/ Kevin P. Reilly, Jr.
                                        ----------------------------------------
                                          Name:  Kevin P. Reilly, Jr.
                                          Title:  President and Chief Executive
                                                  Officer

                                     Address:

                                     5551 Corporate Boulevard
                                     Baton Rouge, Louisiana 70808
                                     Attention: Keith Istre
                                     Fax: (225) 923-0658

                                     With copies to:

                                     Palmer Dodge LLP
                                     One Beacon Street
                                     Boston, MA 02108
                                     Attention:  George Ticknor, Esq.
                                     Facsimile:  (617) 227-4420

                                     HOLDERS:

                                     AMFM OPERATING INC.
                                     (f/k/a CHANCELLOR MEDIA CORPORATION OF LOS
                                     ANGELES)


                                     By:    /s/ William S. Banowsky, Jr.
                                        ----------------------------------------
                                            Name:  William S. Banowsky, Jr.
                                            Title:  Executive Vice President

                                     Address:

                                     200 East Basse
                                     San Antonio, TX 78209
                                     Attention:  General Counsel
                                     Fax:  (210) 822-2299

                                     With copies to:

                                     Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                     300 Convent Street
                                     Suite 1500
                                     San Antonio, TX 78205
                                     Attention:  Stephen C. Mount
                                     Fax:  (210) 224-2035


                                     AMFM HOLDINGS INC.
                                     (f/k/a CHANCELLOR MEZZANINE HOLDINGS
                                     CORPORATION)


                                     By:    /s/ William S. Banowsky, Jr.
                                        ----------------------------------------
                                            Name:  William S. Banowsky, Jr.
                                            Title:  Executive Vice President

                                     Address:

                                     200 East Basse
                                     San Antonio, TX 78209
                                     Attention:  General Counsel
                                     Fax:  (210) 822-2299

                                     With copies to:

                                     Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                     300 Convent Street
                                     Suite 1500
                                     San Antonio, TX 78205
                                     Attention:  Stephen C. Mount
                                     Fax:  (210) 224-2035


                                     CLEAR CHANNEL COMMUNICATIONS, INC.


                                     By:  /s/ Juliana Hill
                                        ----------------------------------------
                                          Name:  Juliana Hill
                                          Title: Senior Vice President - Finance

                                     Address:

                                     With copies to:

                                     Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                     300 Convent Street, Suite 1500
                                     San Antonio, TX 78205
                                     Attention:  Stephen C. Mount
                                     Fax:  (210) 224-2035